PROVISIONS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
PROVISIONS AND CONTINGENCIES
PROVISIONS AND CONTINGENCIES

19)  PROVISION AND CONTINGENCIES

a)  Accounting policy

Provision is recognized when the Company has a present obligation (legal or constructive) as a result of a past event, when it is probable that economic benefits are required to settle the obligation and a reliable estimate of the value of the obligation can be made. Provision is restated at the balance sheet date considering the likely amount of loss and the nature of each contingency.

Provision amounts for contingencies are presented at their gross amount, less the corresponding judicial deposits, and are classified as provision for civil, labor, tax and regulatory contingencies.

Judicial deposits are classified as assets given that the conditions required for their net presentation with provision do not exist.

Provision for civil, labor, tax and regulatory legal claims

The Company and its subsidiaries are parties to administrative, labor, tax, civil and regulatory claims, and accounting provision amounts have been recorded in respect of claims whose likelihood of loss was classified as probable. The assessment of the likelihood of loss includes an analysis of available evidence, the hierarchy of laws, available case law, the latest court decisions law and their relevance in the legal system, as well as the opinion of outside legal counsel. Provision is reviewed and adjusted considering changes in existing circumstances, such as the applicable statute of limitations, tax audit conclusions, or additional exposures identified based on new matters or court decisions.

Provision for decommissioning of assets

This refers to costs to be incurred due to returning sites to owners (locations intended for tower and equipment installation on leased property) in the same condition as these were found at the time of execution of the initial lease agreement.

These costs are provisioned at the present value of amounts expected to settle the obligation using estimated cash flows and are recognized as part of the cost of the corresponding asset. The cash flows are discounted at a current pre-tax rate that reflects the risks specific to decommissioning of assets. The financial effect of the discount is recorded as incurred and recognized in the income statement as a finance cost. The estimated future costs of decommissioning are reviewed annually and adjusted as appropriate. Changes in the estimated future costs or in the discount rate applied are added to, or deducted from, the cost of the asset.

Contingent liabilities recognized in a business combination

A contingent liability recognized in business combination is initially measured at fair value.

This refers to contingent liabilities arising from Purchase Price Allocation generated on acquisition of the controlling interest of Vivo Part. in 2011 and GVTPart. in 2015.

b)  Critical estimates and judgments

Provision is recognized when the Company has a present obligation arising from a past event, settlement of which requires an outflow of resources rated as probable and when it can be reliably estimated. This obligation can be legal or constructive, derived from, among other factors, regulations, contracts, customary practices or public commitments that expose third parties to a valid expectation that the Company or its subsidiaries will assume certain responsibilities. The determination of the provision is based on the best estimate of the disbursement required to settle the corresponding obligation, considering the information available as at the closing date, including the opinion of independent experts, such as legal advisors.

c)  Information on provisions and contingencies

The Company and its subsidiaries are parties to administrative and judicial proceedings and labor, tax and civil claims filed in different courts. The management of the Company and its subsidiaries, based on the opinion of its legal counsel, recognized provision for proceedings for which an unfavorable outcome is considered probable.

Breakdown of changes in provision for cases in which an unfavorable outcome is probable, in addition to contingent liabilities and provision for decommissioning are as follows:

	Provisions for contingencies
					Contingent	Provision for
	Labor	Tax	Civil	Regulatory	liabilities (PPA)	decommissioning	Total
Balances at 12/31/16	1,382,957	3,129,681	1,039,357	828,934	881,745	546,587	7,809,261
Additions (reversal), net (Note 26)	297,171	154,441	438,693	198,344	(89,230)	—	999,419
Other additions (reversal) (2)	(492)	93,596	207	—	—	20,765	114,076
Write-offs due to payment	(865,656)	(168,407)	(551,928)	(6,873)	—	—	(1,592,864)
Write-offs due to taxes (1)	—	(66,027)	—	—	—	—	(66,027)
Monetary restatement	147,334	348,393	123,487	83,387	53,281	12,129	768,011
Business combination (Note 1 c.2)	19,282	87,531	6,061	—	—	—	112,874
Balances at 12/31/17	980,596	3,579,208	1,055,877	1,103,792	845,796	579,481	8,144,750
Additions (reversal), net (Note 26)	319,056	452,746	395,631	(41,837)	(27,345)	—	1,098,251
Other additions (reversal) (2)	(99,372)	(2,443,047)	(14,119)	—	—	16,752	(2,539,786)
Write-offs due to payment	(541,749)	(51,924)	(598,294)	(117,599)	—	—	(1,309,566)
Monetary restatement	121,155	414,914	165,708	77,860	8,824	77,215	865,676
Balances at 12/31/18	779,686	1,951,897	1,004,803	1,022,216	827,275	673,448	6,259,325
At 12/31/17
Current	239,229	—	201,673	994,009	—	—	1,434,911
Non-current	741,367	3,579,208	854,204	109,783	845,796	579,481	6,709,839
At 12/31/18
Current	245,805	—	132,124	—	—	—	377,929
Non-current	533,881	1,951,897	872,679	1,022,216	827,275	673,448	5,881,396

(1)This refers to the amounts of tax on tax losses used to offset tax provisions arising from the Company's adherence to the Special Tax Regularization Program.

(2)Refers mainly to the amounts of inflows and losses carried out against judicial deposits (Note 9).

c.1) Labor provision and contingencies

	Amounts involved
Nature/Degree of Risk	12.31.18	12.31.17
Provisions - probable losses	779,686	980,596
Possible losses	191,398	261,876

Labor provision and contingencies involve labor claims filed by former employees and outsourced employees (the latter alleging subsidiary or joint liability) claiming for, among other issues, overtime, salary equalization, post-retirement benefits, allowance for health hazard and risk premium, and matters relating to outsourcing. The Company finalized an improvement work in calculating the estimate of the labor provision value for cases of solidarity/subsidiarity with third parties, evolving from a calculation based on the historical average of payments to an assessment of the expected loss in an individualized way for each process, resulting in an increase in the provision of R$116 million.

The Company is also a defendant in labor claims filed by retired former employees who are covered by the Retired Employees Medical Assistance Plan ("PAMA"), who, among other issues, are demanding the cancellation of amendments to this plan. Most of these claims await a decision by the Superior Labor Court. Based on the opinion of its legal counsel and recent decisions of the courts, management considers the risk of loss in these cases as possible. No amount has been specified for these claims, since is not possible to estimate the cost to the Company in the event of loss.

In addition, the Company is a party to Public Civil Actions filed by the Labor Public Prosecutor's Office, whose objects relate essentially to instructing the Company to cease hiring an interposed company to carry out the Company's activities. In August 2018, most of the Federal Supreme Court ("STF") Ministers judged the legality of unrestricted outsourcing, including the end activity, safeguarding the subsidiary's responsibility of the service provider. However, it is expected that this decision will be published and possible foreclosure of a declaration to clarify the scope of the decision, including for cases that have already been settled when the application of that decision will be assessed in each case where the subject is discussed. In view of these considerations, there are still no conditions to estimate amounts or possible losses for the Company.

c.2) Tax provision and contingencies

	Amounts involved
Nature/Degree of Risk	12.31.18	12.31.17
Provisions - probable losses	1,951,897	3,579,208
Federal	526,943	502,153
State	909,547	231,998
Municipal	33,607	32,054
FUST, FISTEL and EBC	481,800	2,813,003
Possible losses	36,103,128	35,388,910
Federal	12,025,529	8,226,374
State	16,294,685	18,968,349
Municipal	637,690	548,014
FUST, FUNTTEL and FISTEL	7,145,224	7,646,173

c.2.1) Probable tax contingencies

Management and its legal counsel understand that losses are probable in the following federal, state, municipal and other tax proceedings (FUST and EBC) as described below:

Federal taxes

The Company and/or its subsidiaries are parties to administrative and legal proceedings relating to: (i) claims resulting from the non-ratification of compensation and refund requests formulated; (ii) CIDE levied on the remittance of amounts abroad related to technical and administrative assistance and similar services, as well as royalties; (iii) withholding income tax on interest on equity; (iv) Social Investment Fund (Finsocial) offset amounts; and (v) additional charges to the PIS and COFINS tax base, as well as additional charges to COFINS required by Law No. 9,718/98.

State taxes

The Company and/or its subsidiaries are parties to administrative and judicial proceedings relating to ICMS, regarding: (i) disallowance credits; (ii) non-taxation of telecommunications services; (iii) tax credit for challenges/disputes over telecommunication services not provided or wrongly charged (Agreement 39/01); (iv) aliquot differential; (v) leasing of infrastructure necessary for internet services (data); and (vi) outflows of goods with prices lower than those of acquisition.

Municipal taxes

The Company and/or its subsidiaries are parties to various municipal tax proceedings, at the judicial level, relating to: (i) Property tax (“IPTU”); (ii) Services tax (“ISS”) on equipment leasing services, non-core activities and supplementary activities; and (iii) withholding of ISS on contractors' services.

FUST, FISTEL and EBC

The Company and/or its subsidiaries have administrative and judicial discussions related to the non-inclusion of interconnection expenses and industrial exploitation of a dedicated line in the calculation basis of FUST.

In the second quarter of 2018, the discussion regarding the exclusion of the calculation basis of the TFI and TFF of mobile (cellular) stations that are not owned by the Company was closed unfavorably to the Company and the amounts deposited judicially (Note 9) were handed over to ANATEL.

In the third quarter of 2018, the Company and TData had their accepted requests for conversion into income of the amounts deposited in court, relating to EBC rates, with the maintenance of the discussion in progress. As a result, the Company and TData made the write-downs of the amounts provisioned against the amounts deposited in court (Note 9).

c.2.2) Possible tax contingencies

Management and its legal counsel understand that losses are possible in the following federal, state, municipal and other tax proceedings (FUST, FUNTTEL and FISTEL), described below:

Federal taxes

The Company and/or its subsidiaries are parties to various administrative and judicial proceedings, at the federal level, which are awaiting decisions in different court levels.

The most important of these proceedings are: (i) statements of dissatisfaction resulting from failure to approve requests for compensation submitted by the Company; (ii) INSS (a) on compensation payment for salary losses arising from the "Plano Verão" and the "Plano Bresser"; (b) SAT, social security amounts owed to third parties (INCRA and SEBRAE); (c) supply of meals to employees, withholding of 11% (assignment of workforce); and (d) Stock Options - requirement of social security contributions on amounts paid to employees under the stock option plan; (iii) withholding income tax and CIDE on the funds remitted abroad related to technical services and to administrative support and similar services, etc., and royalties; (iv) income and social contribution taxes: (a) disallowance of costs and sundry expenses not evidenced; and (b) disallowance of expenses on goodwill of the corporate restructuring of Terra Networks and Vivo S.A., and for the takeovers of Navytree, TDBH, VivoPart. and GVTPart.; (v) deduction of COFINS on swap operation losses; (vi) PIS and COFINS: (a) accrual basis versus cash basis; (b) levied on value-added services; and (c) monthly subscription services; (vii) income tax-related incentive investments FINOR, FINAN or FUNRES; (viii) ex-tariff, cancellation of the benefits under CAMEX Resolution No. 6, increase in the import duty from 4% to 28%; (ix) IPI levied on shipment of fixed access units from the Company's establishment; (x) Financial transaction tax (IOF) - required on loan transactions, intercompany loans and credit transactions; and (xi) operating expenses allegedly non-deductible and related to estimated losses on the recoverable value of accounts receivable.

State taxes

The Company and/or its subsidiaries are parties to various administrative and judicial proceedings, at the state level, related to ICMS, which are awaiting decisions in different court levels: (i) rental of movable property; (ii) international calls; (iii) reversal credit related to the acquisition of items of property, plant and equipment and payment in interstate transfers of property, plant and equipment between branches; (iv) reversal of previously unused credits; (v) service provided outside São Paulo state paid to São Paulo state; (vi) co-billing; (vii) tax substitution with a fictitious tax base (tax guideline); (viii) use of credits related to acquisition of electric power; (ix) secondary activities, value added and supplementary services; (x) tax credits related to opposition/challenges regarding telecommunications services not provided or mistakenly charged (Agreement 39/01); (xi) deferred collection of interconnection (“DETRAF” - Traffic and Service Provision Document); (xii) credits derived from tax benefits granted by other states; (xiii) disallowance of tax incentives related to cultural projects; (xiv) transfers of assets among business units owned by the Company; (xv) communications service tax credits used in provision of services of the same nature; (xvi) card donation for prepaid service activation; (xvii) reversal of credit from return and free lease in connection with assignment of networks (used by the Company itself and exemption of public bodies); (xviii) DETRAF fine; (xix) own consumption; (xx) exemption of public bodies; (xxi) amounts given by way of discounts; (xxii) new tax register bookkeeping without prior authorization by tax authorities; (xxiii) advertising services; (xxiv) unmeasured services; and (xxv) monthly subscription, which is in the STF with declaration liens and the Company awaits the judgment of the STF on the request for modulation.

Municipal taxes

The Company and/or its subsidiaries are parties to various administrative and judicial proceedings, at the municipal level, which are awaiting decisions in different court levels.

The most important of these proceedings are: (i) ISS on: (a) non-core activity, value-added and supplementary services; (b) withholding at source; (c) call identification and mobile phone licensing services; (d) full-time services, provision, returns and cancelled tax receipts; (e) data processing and antivirus congeners; (f) charge for use of mobile network and lease of infrastructure; (g) advertising services; (h) services provided by third parties; and (i) advisory services in corporate management provided by Telefónica Latino América Holding; (ii) IPTU; (iii) land use tax; and (iv) various municipal charges.

FUST, FUNTTEL and FISTEL

Universal Telecommunications Services Fund (“FUST”)

Writs of mandamus were filed seeking the right to not include revenues with interconnection and Industrial Use of Dedicated Line (“EILD”) in the FUST tax base, according to Abridgment No. 7 of December 15, 2005, as it does not comply with the provisions contained in the sole paragraph of Article 6 of Law No. 9,998/00, which are awaiting a decision from Higher Courts.

Various delinquency notices were issued by ANATEL at the administrative level to collect charges on interconnections, EILD and other revenues not earned from the provision of telecommunication services.

At December 31, 2018, the consolidated amounts involved totaled R$3,701,208  (R$4,316,571 at December 31, 2017).

Fund for Technological Development of Telecommunications (“FUNTTEL”)

Proceedings filed for recognition of the right not to include interconnection revenues and any others arising from the use of resources that are part of the networks in the FUNTTEL calculation basis, as determined by Law 10,052/00 and Decree No. 3,737/01, thus avoiding the improper application of Article 4, paragraph 5, of Resolution 95/13.

Several notifications of debits drawn up by the Ministry of Communications in administrative actions for constitution of the tax credit related to the interconnection, network resources and other revenues that do not originate from the provision of telecommunication services.

At December 31, 2018, the consolidated amounts involved totaled R$618,473  (R$493,867 at December 31, 2017).

Telecommunications Inspection Fund (“FISTEL”)

Judicial actions for the collection of TFI on: (i) extensions of the term of validity of the licenses for use of telephone exchanges associated with the operation of the fixed switched telephone service; and (ii) extensions of the period of validity of the right to use radiofrequency associated with the operation of the telephone service personal mobile service.

At December 31, 2018, the consolidated amounts involved totaled R$2,825,543  (R$2,835,735 at December 31, 2017).

c.3) Civil provision civil contingencies

	Amounts involved
Nature/Degree of Risk	12.31.18	12.31.17
Provisions - probable losses	1,004,803	1,055,877
Possible losses	3,493,655	2,858,796

c.3.1) Provision for probable civil losses

Management and its legal counsel understand that losses are probable in the following civil proceedings:

•The Company and/or its subsidiaries are parties to proceedings involving rights to the supplementary amounts from shares calculated on network expansion plans since 1996 (supplement of share proceedings). These proceedings are at different stages: lower courts, court of justice and high court of justice. At December 31, 2018, consolidated provision totaled R$334,877  (R$324,232 at December 31, 2017).

•The Company and/or its subsidiaries are parties to various civil proceedings related to consumers at the administrative and judicial level, relating to the non-provision of services and/or products sold. At December 31, 2018, consolidated provision totaled R$353,850  (R$296,169 at December 31, 2017).

•The Company and/or its subsidiaries are parties to various civil proceedings of a non-consumer nature at administrative and judicial levels, all arising in the ordinary course of business. At December 31, 2018, consolidated provision totaled R$316,076  (R$435,476 at December 31, 2017).

c.3.2) Civil contingencies assessed as possible losses

Management and its legal counsel understand that losses are possible in the following civil proceedings:

•Collective Action filed by SISTEL Participants' Association (“ASTEL”) in the state of São Paulo, in which SISTEL associates in the state of São Paulo challenge the changes made in the PAMA and claim for the reestablishment of the prior "status quo".  This proceeding is still in the appeal phase and awaits a decision on the Interlocutory Appeal filed by the Company against the decision on possible admission of the appeal to higher and supreme courts filed in connection with the Court of Appeals' decision, which changed the decision rendering the matter groundless. The amount cannot be estimated, and the claims cannot be settled due to their unenforceability because it entails the return to the prior plan conditions.

•Civil Class Actions filed by ASTEL, in the state of São Paulo, and by the Brazilian National Federation of Associations of Retirees, Pensioners and Pension Fund Members of the Telecommunications Industry “(FENAPAS”), both against SISTEL, the Company and other carriers, in order to annul the spin-off of the PBS private pension plan, alleging, in short, the "windup of the supplementary private pension plan of the SISTEL Foundation", which led to various specific mirror PBS plans, and corresponding allocation of funds from technical surplus and tax contingencies existing at the time of the spin-off.  The amount cannot be estimated, and the claims cannot be settled due to their unenforceability because this involves the return of the spun-off assets of SISTEL relating to telecommunication carriers of the former Telebrás System.

•The Company is party to other civil claims, at several levels, related to service rendering rights. Such claims have been filed by individual consumers, civil associations representing consumer rights or by the Bureau of Consumer Protection (“PROCON”), as well as by the Federal and State Public Prosecutor's Office. The Company is also party to other claims of several types related to the ordinary course of business. At December 31, 2018, the consolidated amount totaled R$3,466,522  (R$2,827,071 at December 31, 2017).

•Terra Networks is a party to: (i) supplier action related to the transmission of events; (ii) PROCON fine (annulment action); (iii) indemnification action related to the use of content; (iv) ECAD action on copyright collection; and (v) claim actions filed by former subscribers regarding unrecognized collection, collection of undue value and contractual non-compliance. At December 31, 2018, the amount was R$12,926  (R$17,518 at December 31, 2017).

•The Company has received notices regarding non-compliance with the Customer Service (“SAC”) Decree. The Company is currently party to various lawsuits (administrative and legal proceedings). At December 31, 2018 and 2017, the amount was R$14,207.

•Intelectual Property: Lune Projetos Especiais Telecomunicação Comércio e Ind. Ltda. (“Lune”), a Brazilian company, filed an action on November 20, 2001 against 23 wireless carriers claiming to own the patent for caller ID and the trademark "Bina".  The purpose of that lawsuit was to interrupt provision of such service by carriers and to seek indemnification equivalent to the amount paid by consumers for using the service.

An unfavorable decision was handed down determining that the Company should refrained from selling mobile phones with caller ID service ("Bina"), subject to a daily fine of R$10,000.00 (ten thousand reais) in the case of non-compliance. Furthermore, according to that decision, the Company must pay indemnification for royalties, to be calculated on settlement. Motions for Clarification were proposed by all parties and Lune's motions for clarification were accepted since an injunctive relief in this stage of the proceedings was deemed applicable. A bill of review appeal was filed in view of the current decision which granted a stay of execution suspending that unfavorable decision until final judgment of the review. A bill of review was filed in view of the sentence handed down on June 30, 2016, by the 4th Chamber of the Court of Justice of the Federal District, in order to annul the lower court sentence and remit the proceedings back to the lower court for a new examination. The Company brought a Special Appeal against the aforementioned judgment in order to recognize the active illegitimacy of Lune and determined the termination of the proceedings, and such appeal is awaiting judgment before the Superior Court of Justice ("STJ"). There is no way to determine at this time the extent of potential liabilities with respect to this claim.

•The Company and other wireless carriers figure as defendants in several lawsuits filed by the Public Prosecutor's Office and consumer associations to challenge imposition of a period to use prepaid minutes. The plaintiffs allege that the prepaid minutes should not expire after a specific period. Conflicting decisions were handed down by courts on the matter, even though the Company understands that its criteria for the period determination comply with ANATEL standards.

c.4) Regulatory provision and contingencies

	Amounts involved
Nature/Degree of Risk	12.31.18	12.31.17
Provisions - probable losses	1,022,216	1,103,792
Possible losses	6,119,136	5,065,907

c.4.1) Provision for regulatory proceedings assessed as probable losses

According to the Company's management and legal counsel, the likelihood of loss of the following regulatory proceedings is probable:

The Company is party to administrative proceedings against ANATEL, filed based on an alleged failure to meet sector regulations, and to judicial proceedings to contest sanctions applied by ANATEL at the administrative level.

c.4.2) Regulatory contingencies assessed as possible losses

According to the Company's management and legal counsel, the likelihood of loss of the following regulatory proceedings is possible:

•The Company is party to administrative proceedings filed by ANATEL alleging non-compliance with the obligations set forth in industry regulations, as well as legal claims which discuss the sanctions applied by ANATEL at the administrative level. At December 31, 2018, the consolidated amount was R$6,119,136  (R$5,065,907 at December 31, 2017).

•Administrative and judicial proceedings discussing payment of a 2% charge on interconnection services revenue arising from the extension of right of use of SMP related radio frequencies. Under clause 1.7 of the authorization term that grants right of use of SMP related radio frequencies, the extension of right of use of such frequencies entails payment every two years, during the extension period (15 years) of a 2% charge calculated on net revenues from the service provider's Basic and Alternative Plans of the service company, determined in the year before that of payment.

However, ANATEL determined that in addition to revenues from Service Plans, the charge corresponding to 2% should also be levied on interconnection revenues and other operating revenues, which is not stipulated for in said clauses.

Considering, based on the provisions of the Authorization Terms, that revenue from interconnection services should not be included in the calculation of the 2% charge for radiofrequency use right extension, the Company filed administrative and legal proceedings challenging these charges, based on ANATEL's position.

•In 2018, as a result of the end of negotiations of the Company's Term of Conduct Adjustment ("TAC") (which was not concluded), ANATEL established a collection of new administrative procedures related to inspections on pipelines that would be contemplated in the TAC. This collection of processes, given the environment and factual context of the subjects treated there, was evaluated as possible loss.

•In May 2018, the Company filed a lawsuit to annul ANATEL's final decision, in March of that year, in the records of the Procedure for Determining Non-Compliance of Obligations (“PADO”) for alleged violations of the fixed telephone regulation.

This PADO has been suspended for years due to the negotiations of the TAC, between the Company and ANATEL. By closing the negotiations without agreement, this sanctioning administrative process was reactivated and finalized.

In the decision of March 2018, ANATEL understood that the Company had committed several infractions, especially those related to the deadlines for communication of suspension of the service of the users in default and the deadlines for the restoration of the services after payment communication.

The amount of the fine imposed by ANATEL and object of this lawsuit is approximately R$211 million, and plus interest and correction this reaches approximately R$482 million (at December 31, 2018).

The Company understands that the fine imposed is unlawful and undue based on the following defense arguments: (i) ANATEL's mistake in determining the universe of users considered in the fine (number of affected users is lower than that considered by ANATEL) and; (ii) the calculation of a fine is disproportionate and unfounded.

The fine was not paid. However, there is an insurance guarantee presented in full value judgment.

The suit is in the first instance and is currently awaiting a date for conciliation hearing.

d)  Guarantees

The Company and its subsidiaries granted guarantees for tax, civil and labor proceedings, as follows:

	12.31.18			12.31.17
		Judicial deposits			Judicial deposits
	Property and	and	Letters of	Property and	and	Letters of
	equipment	garnishments	guarantee	equipment	garnishments	guarantee
Civil, labor and tax	94,641	3,910,014	2,301,210	176,591	6,663,805	1,669,476
Total	94,641	3,910,014	2,301,210	176,591	6,663,805	1,669,476

At December 31, 2018, in addition to the guarantees presented above, the Company and its subsidiaries had amounts under short-term investment frozen by courts (except for loan-related investments) in the consolidated amount of R$64,461  (R$69,764 at December 31, 2017).